SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 17, 2004




                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                      0-22268              33-0371079
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  (State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
        of incorporation)                                    Identification No.)




                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (909) 943-6007
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Item 12.  Results Of Operations And Financial Condition

            Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Company, dated February 17, 2004, reporting the Company's financial results for the year ended December 31, 2003. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                NATIONAL R.V. HOLDINGS, INC.



                                By:      /s/ MARK D. ANDERSEN
                                         ---------------------------------
                                                 Mark D. Andersen
                                                Chief Financial Officer



Date:  February 17, 2004



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                                                             EXHIBIT 99.1